Segment Information	12 Months Ended
Dec. 31, 2024
Segment Information
Segment Information

16. Segment Information

We operate as a single business segment focused on the development, manufacture, and commercialization of products that address unmet patient needs, with current focus directed towards rare cardiopulmonary diseases such as PAH and PH-ILD. The determination of a single business segment is consistent with the consolidated financial information regularly reviewed by our Chief Executive Officer, the chief operating decision maker (“CODM”), in assessing segment performance and deciding how to allocate resources on a consolidated basis. The accounting policies of the segment are the same as those described in the summary of significant accounting policies.

The CODM measures segment profit and loss by net loss as reported in the consolidated income statements. The CODM uses net loss to monitor budget and forecast versus actual results to assess segment performance and to allocate resources across the organization. The measure of segment assets is reported on the consolidated balance sheet as total assets.

The following table summarizes segment revenue, segment loss, and significant segment expenses regularly reported to the CODM during the years ended December 31, 2024 and 2023:

	Year Ended December 31,
	2024	2023
Revenue	13,996	17,488
Cost of revenue	5,879	2,888
Program expenses (1)
YUTREPIA	37,352	23,487
L606	12,052	12,551
Generic Treprostinil	720	308
Total program expenses	50,124	36,346
Non-program expenses (2)	15,530	12,854
Personnel, including stock-based compensation	63,757	38,784
Loss from operations	(121,294)	(73,384)
Other income (expense), net	(6,997)	(5,118)
Net loss	(128,291)	(78,502)
(1)	Includes external research and development and general and administrative expenses
(2)	Includes professional service fees, facilities & infrastructure expenses, insurance, depreciation & amortization, and other corporate expenses.